                                                                   EXHIBIT 25.1
                                                                       SERIES B


                                                          CONFORMED COPY

================================================================================

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                                   ---------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                             13-5160382
(State of incorporation                              (I.R.S. employer
if not a U.S. national bank)                         identification no.)

48 Wall Street, New York, N.Y.                       10286
(Address of principal executive offices)             (Zip code)

                                   ---------

                            UNITED AUTO GROUP, INC.
              (Exact name of obligor as specified in its charter)

Delaware                                             22-3086739
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

                            TABLE OF CO-REGISTRANTS


UAG Northeast, Inc.                 Delaware                       13-3914604
UAG Northeast (NY), Inc.            New York                       13-3915001
DiFeo Partnership, Inc.             Delaware                       22-3145559
DiFeo Partnership VIII, Inc.        Delaware                       22-3187703
DiFeo Partnership IX, Inc.          Delaware                       22-3187702
DiFeo Partnership X, Inc.           Delaware                       22-3187701
DiFeo Partnership HCT, Inc.         Delaware                       22-3187710
DiFeo Partnership RCM, Inc.         Delaware                       22-3187707
DiFeo Partnership RCT, Inc.         Delaware                       22-3187709
DiFeo Partnership SCT, Inc.         Delaware                       22-3187705
Hudson Toyota, Inc.                 New Jersey                     22-1919268
Somerset Motors, Inc.               New Jersey                     22-2986160
County Auto Group Partnership       New Jersey                     13-3678489
Danbury Auto Partnership            New Jersey                     06-1349205
Danbury Chrysler Plymouth           New Jersey                     06-1359706
 Partnership
DiFeo BMW Partnership               New Jersey                     22-3186285
DiFeo Chevrolet-Geo Partnership     New Jersey                     22-3186253
DiFeo Chrysler Plymouth Jeep        New Jersey                     22-3186252
 Eagle Partnership

DiFeo Hyundai Partnership           New Jersey                     22-3186280
DiFeo Leasing Partnership           New Jersey                     22-3193493
DiFeo Nissan Partnership            New Jersey                     22-3186257
Fair Chevrolet-Geo Partnership      New Jersey                     06-1349192
Fair Hyundai Partnership            New Jersey                     06-1349181
Hudson Motors Partnership           New Jersey                     22-3186282
J&F Oldsmobile Partnership          New Jersey                     22-3186266
OCM Partnership                     New Jersey                     22-3248309
OCT Partnership                     New Jersey                     22-3248308
Rockland Motors Partnership         New Jersey                     13-3678488
Somerset Motors Partnership         New Jersey                     22-3186283
United Landers, Inc.                Delaware                       13-3860266
Landers Auto Sales, Inc.            Arkansas                       71-0463494
Landers Buick-Pontiac, Inc.         Arkansas                       71-0765000
Landers United Auto Group, Inc.     Arkansas                       71-0784996
Landers United Auto Group           Arkansas                       71-0796323
 No. 2, Inc.
Landers United Auto Group           Arkansas                       71-0792693
 No. 3, Inc.
Landers United Auto Group           Arkansas                       71-0799357
 No. 4, Inc.
UAG Atlanta, Inc.                   Delaware                       13-3865530
Atlanta Toyota, Inc.                Texas                          58-1786146
UAG Atlanta II, Inc.                Delaware                       22-3439248
United Nissan, Inc.                 Georgia                        58-2038392
UAG Atlanta III, Inc.               Delaware                       13-3914606
Peachtree Nissan, Inc.              Georgia                        58-1273321
UAG West, Inc.                      Delaware                       13-3914611
6725 Agent Partnership              Arizona                        86-0840828
6725 Dealership, Ltd.               Arizona                        86-0720740
LRP, Ltd.                           Arizona                        86-0805727
SA Automotive, Ltd.                 Arizona                        86-0583813
SL Automotive, Ltd.                 Arizona                        86-0610228
Scottsdale Audi, Ltd.               Arizona                        86-0839423
Scottsdale Management               Arizona                        86-0573438
 Group, Ltd.
SK Motors, Ltd.                     Arizona                        86-0839422
SPA Automotive, Ltd.                Arizona                        86-0389559
Sun BMW, Ltd.                       Arizona                        86-0782655
UAG Atlanta IV, Inc.                Delaware                       13-3914607
UAG Atlanta IV Motors, Inc.         Georgia                        58-1092076
UAG Atlanta V, Inc.                 Delaware                       13-3914609
Conyers Nissan, Inc.                Georgia                        58-1286561
UAG Tennessee, Inc.                 Delaware                       13-3914610
United Nissan, Inc.                 Tennessee                      62-0790848
UAG Texas, Inc.                     Delaware                       13-3933080
UAG Texas II, Inc.                  Delaware                       13-3933083
Shannon Automotive, Ltd.            Texas                          76-0528837
UAG Nevada, Inc.                    Delaware                       13-394-3658
United Nissan, Inc.                 Nevada                         88-0166773
UAG East, Inc.                      Delaware                       13-394-4970
Amity Auto Plaza, Ltd.              New York                       11-294-0031
Amity Nissan of Massapequa,         New York                       11-2428171
 Ltd.
Auto Mall Payroll Services,         Florida                        65-0168491
 Inc.
Auto Mall Storage, Inc.             Florida                        65-0733691
Florida Chrysler Plymouth,          Florida                        59-2676162
 Inc.

J&S Auto Refinishing, Ltd.          New York                       11-3266285
Northlake Auto Finish, Inc.         Florida                        65-0069290
Palm Auto Plaza, Inc.               Florida                        65-0224472
West Palm Auto Mall, Inc.           Florida                        65-0050208
West Palm Infiniti, Inc.            Florida                        65-0132666
West Palm Nissan, Inc.              Florida                        59-2664962
Westbury Nissan, Ltd.               New York                       11-304-9910
Westbury Superstore, Ltd.           New York                       11-298-3989
UAG Carolina, Inc.                  Delaware                       13-3959601
Gene Reed Chevrolet, Inc.           South Carolina                 57-0714181
Michael Chevrolet-Oldsmobile,       South Carolina                 57-0917132
 Inc.
Reed Lallier Chevrolet, Inc.        North Carolina                 56-1632500
UAG Atlanta VI, Inc.                Delaware                       13-3960863
United Jeep Eagle Chrysler          Georgia                        58-1859444
Plymouth of Stone Mountain, Inc.
United Auto Dodge of Shreveport     Delaware                       72-1393145
United AutoCare, Inc.               Delaware                       13-3920140
United AutoCare Products,           Delaware                       13-3922210
 Inc.
UAG Capital Management, Inc.        Delaware                       13-3933904
UAG Finance Company, Inc.           Delaware                       13-3953915

375 Park Avenue
New York, New York                                                 10152
(Address of principal executive offices)                           (Zip code)

                             ----------------------

                11% Senior Subordinated Notes Due 2007, Series B
                      (Title of the indenture securities)

================================================================================

1.       GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO
         THE TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                  Name                                        Address
--------------------------------------------------------------------------------

         Superintendent of Banks of the State of    2 Rector Street, New York,
         New York                                   N.Y.  10006, and Albany,
                                                    N.Y. 12203

         Federal Reserve Bank of New York           33 Liberty Plaza, New York,
                                                    N.Y.  10045

         Federal Deposit Insurance Corporation      Washington, D.C.  20429

         New York Clearing House Association        New York, New York   10005

         (B)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 7th day of November, 1997.


                                      THE BANK OF NEW YORK



                                      By:     /S/THOMAS ZAKRZEWSKI
                                          --------------------------------
                                          Name:  THOMAS ZAKRZEWSKI
                                          Title: ASSISTANT VICE PRESIDENT

                                                                      Exhibit 7


                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of 48 Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                 Dollar Amounts
ASSETS                                            in Thousands
Cash and balances due from depos-
  itory institutions:
  Noninterest-bearing balances and
  currency and coin ..................             $ 7,769,502
  Interest-bearing balances ..........               1,472,524
Securities:
  Held-to-maturity securities ........               1,080,234
  Available-for-sale securities ......               3,046,199
Federal funds sold and Securities pur-
chased under agreements to resell.....               3,193,800
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income ...........................              35,352,045
  LESS: Allowance for loan and
    lease losses .....................                 625,042
  LESS: Allocated transfer risk
    reserve...........................                     429
    Loans and leases, net of unearned
    income, allowance, and reserve ...              34,726,574
Assets held in trading accounts ......               1,611,096
Premises and fixed assets (including
  capitalized leases) ................                 676,729
Other real estate owned ..............                  22,460
Investments in unconsolidated
  subsidiaries and associated
  companies ..........................                 209,959
Customers' liability to this bank on
  acceptances outstanding ............               1,357,731
Intangible assets ....................                 720,883
Other assets .........................               1,627,267
                                                   -----------
Total assets .........................             $57,514,958
                                                   ===========

LIABILITIES
Deposits:
  In domestic offices ................             $26,875,596
  Noninterest-bearing ................              11,213,657
  Interest-bearing ...................              15,661,939
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs ...              16,334,270
  Noninterest-bearing ................                 596,369
  Interest-bearing ...................              15,737,901
Federal funds purchased and Securities
  sold under agreements to repurchase.               1,583,157
Demand notes issued to the U.S.
  Treasury ...........................                 303,000
Trading liabilities ..................               1,308,173
Other borrowed money:
  With remaining maturity of one year
    or less ..........................               2,383,570
  With remaining maturity of more than
    one year through three years .....                       0
  With remaining maturity of more than
    three years ......................                  20,679
Bank's liability on acceptances exe-
  cuted and outstanding ..............               1,377,244
Subordinated notes and debentures ....               1,018,940
Other liabilities ....................               1,732,792
                                                   -----------
Total liabilities ....................              52,937,421
                                                   -----------

EQUITY CAPITAL
Common stock ........................                1,135,284
Surplus .............................                  731,319
Undivided profits and capital
  reserves ..........................                2,721,258
Net unrealized holding gains
  (losses) on available-for-sale
  securities ........................                    1,948
Cumulative foreign currency transla-
  tion adjustments ..................                  (12,272)
                                                   -----------
Total equity capital ................                4,577,537
                                                   -----------
Total liabilities and equity
  capital ...........................              $57,514,958
                                                   ===========

      I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                           Robert E. Keilman

      We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                       -
      Thomas A. Renyi     |
      J. Carter Bacot     |
      Alan R. Griffith    |     Directors
                       -